SEMI-ANNUAL REPORT




                                        March 31, 2003

                                        Davis International
                                        Total Return Fund










DAVIS FUNDS
OVER 30 YEARS OF RELIABLE INVESTING(R)

                                TABLE OF CONTENTS



Shareholder Letter........................................................  2


Schedule of Investments...................................................  6


Statement of Assets and Liabilities.......................................  9


Statement of Operations................................................... 11


Statement of Changes in Net Assets........................................ 12


Notes to Financial Statements............................................. 13


Financial Highlights...................................................... 20


Directors and Officers.................................................... 24

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Shareholder:

The past year continued to be a difficult one for international equity markets, with ongoing global economic weakness and market volatility contributing to the Davis International Total Return Fund's disappointing performance. The Fund's Class A shares returned (10.13)% for the six-month period and (29.03)% for the one-year period ended March 31, 2003.(1) Over the same time periods, the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index returned (2.17)% and (22.95)%, respectively.(2)

The chief reason for the Fund's underperformance was the shift in market leadership in the fourth quarter of 2002 from defensive sectors to lower quality technology and telecom companies. Our underweight position in these sectors detracted from performance. However, the Fund gained ground as the markets turned up toward the end of the first quarter.

INVESTMENT OVERVIEW

Given current uncertainties, we continue to be cautious. However, we believe we are in the trough of the business cycle and see opportunities ahead as the economy picks up. While we cannot predict timing, we expect economic growth to improve first in the United States with a corresponding positive influence on emerging economies where growth depends heavily on exports to this country. European economic growth is slower than anticipated with governments having little flexibility to stimulate fiscally due to the constraints on budget deficits imposed by the European Union. In Japan, economic recovery continues to be elusive, with no real changes occurring despite the appointment of a new governor at The Bank of Japan.

REGIONAL STRATEGIES

We believe that the emerging economies and markets currently offer the best opportunities. These markets are historically cheap, have stronger relative earnings growth and offer good long-term potential. We are particularly positive about China for several reasons. China is becoming more sophisticated in its manufacturing, and labor costs are low, which makes Chinese companies highly competitive. Chinese companies not only export all over the world, they also benefit from favorable consumer demographics at home. With a population well over one billion people and consumer spending on the rise, China provides a huge domestic market for Chinese companies and a growing market for imports.

One new Fund holding in the region is Television Broadcasts (TVB),(3) the dominant land-based television broadcaster in Hong Kong as well as the largest content provider to Chinese television stations outside China. An important new driver of TVB's growth is the increasing demand for Chinese programming from cable and satellite service companies that target Chinese communities in Southeast Asia and elsewhere. Two other Chinese holdings include Beijing Capital International Airport and Huaneng Power. Both companies are large state-run utilities with good growth prospects that we believe offer a relatively stable way of obtaining exposure to China.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Elsewhere in Asia, we recently established a position in Kookmin Bank, South Korea's largest commercial bank, which is benefiting from strong demand for mortgages and consumer loans. Although earnings will decline again in 2003 as they did in 2002, we believe that the credit-tightening cycle is ending in Korea and that earnings will bounce back sharply in 2004 and 2005 due to lower loan loss provision charges.

Two recent additions to the portfolio from Australia are Westpac Banking Corp. and property and casualty insurer QBE Insurance Group, which we regard as good quality, defensive holdings. Westpac Banking is currently trading at the low end of its historical price/earnings range and yields 5.7%. We believe that Australian banks overall, and Westpac Banking in particular, should outperform global peers in a difficult business environment characterized by weak economic data, possible deflation, a weak U.S. dollar, and high risk aversion. At QBE Insurance, prospects have brightened following a net after-tax loss in 2001 due to the September 11 terrorist attacks. QBE Insurance is now benefiting from strong profit momentum and premium growth, an improved risk profile and solid capitalization. Helping to limit downside risk are the company's independence from the global economic cycle, the limited number of Asia-Pacific companies in the property and casualty industry, and QBE's stable capital footing relative to its global peers, particularly in Europe.

Turning to Japan, we are disappointed that officials at The Bank of Japan have been unable to push through policies designed to reduce problem loans and excess capacity in the banking industry in a timely manner. As a result, we liquidated the Fund's holdings in Mitsubishi Tokyo Financial, a position we established early in the fourth quarter of 2002 when we anticipated that banking reforms would be put in place at a faster pace. Mitsubishi Tokyo is Japan's strongest bank and we believe it will be a survivor in the long term. In the near to medium term, however, the investment environment for Mitsubishi Tokyo continues to deteriorate, making it unlikely that the bank can significantly outperform its sector or the market. Our hesitancy on Japanese equities has proven beneficial as the Japanese market touched 20-year lows twice within the past year.

The Fund's heaviest concentration continues to be in Europe, which represents the biggest market. Among the Fund's largest holdings are Danske Bank in Denmark; BMW, the German auto manufacturer; Sanofi-Synthelabo, a pharmaceutical company in France; and UBS, a Swiss bank. However, we are currently underweight in Europe versus the benchmark EAFE Index because we have concerns about the health of European corporations and the subsequent impact on the consumer. At the same time, we expect that interest rates will decline in Europe, which should buoy the consumer and bode well for equities there.

As the European consumer outlook deteriorated somewhat late last year and consumer staples companies underperformed, we reduced our holdings of these shares, which included the sale of the entire position of Dixons Group and William Morrison Supermarkets in the United Kingdom. We also shifted funds into media-oriented businesses, which we expect to benefit from increasing advertising revenues as the business cycle improves. Our media-oriented holdings in Europe include Mondadori, an Italian publishing company; advertising agencies Mediaset in Italy and Publicis in France; TF1, a French broadcaster; and Reed Elsevier, a United Kingdom exhibition company. These are all solid companies with good managements and strong cost-cutting initiatives that are well positioned for growth as the European economy picks up.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

In addition, we increased our exposure to the telecom sector after underweighting it last year. This includes a first quarter investment in KPN, which provides local, long distance, international and mobile telecommunications services for businesses and individuals throughout the Netherlands and has an 80% market share in local companies. KPN has a strong management team that is leading the company through a tough restructuring program focused on improving profit margins. Two other European telecom holdings include Vodafone in the United Kingdom and Swisscom, the biggest telecom company in Switzerland.

The Fund continues to favor defensive growth sectors such as financial services and health care because of their relatively more stable growth characteristics. We are positive about financial companies, which we expect to benefit from the global decline in interest rates that we foresee. The health care sector looks attractive because of favorable demographics associated with the world's aging population. In addition, we anticipate fewer patent expirations in the near future, which should be a plus for pharmaceutical companies.

LONG-TERM OUTLOOK

While we feel certain that growth ultimately lies ahead, we recognize that there are still risks to the economy and the markets. Until we have greater visibility regarding the shape and extent of the eventual economic recovery, we intend to maintain the Fund's conservative asset allocation and sector allocation. We continue to focus on our sell discipline--liquidating holdings as they meet our price targets--and on our rigorous research efforts. Our analysts visit 1,300 companies a year worldwide, giving them a good understanding of our portfolio companies and the managements with whom we invest. In our view, international diversification remains a valuable investment strategy over the long term as it may allow investors to capture unique opportunities outside the United States offering the potential for superior earnings growth that may not otherwise be available within a purely domestic investment portfolio.(4)


Sincerely,


/s/ Sheila Hartnett-Devlin

Sheila Hartnett-Devlin
Portfolio Manager
May 5, 2003

----------------------------------------

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis International Total Return Fund prospectus, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

(1) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis International Total Return Fund's Class A shares for the periods ended March 31, 2003. Returns for other classes of shares will vary from the following figures:

(Without a 4.75% sales charge taken into consideration)
---------------------------------------- ----------------- --------------- ---------------- ---------------------------
FUND NAME                                1 YEAR            5 YEAR          10 YEAR          INCEPTION
---------------------------------------- ----------------- --------------- ---------------- ---------------------------
Davis International Total Return A       (29.03)%          (14.06)%        NA               (5.40)% - 02/01/95
---------------------------------------- ----------------- --------------- ---------------- ---------------------------

-----------------------------------------------------------------------------------------------------------------------
(With a 4.75% sales charge taken into consideration)
---------------------------------------- ----------------- --------------- ---------------- ---------------------------
FUND NAME                                1 YEAR            5 YEAR          10 YEAR          INCEPTION
---------------------------------------- ----------------- --------------- ---------------- ---------------------------
Davis International Total Return A       (32.40)%          (14.90)%        NA               (5.97)% - 02/01/95
---------------------------------------- ----------------- --------------- ---------------- ---------------------------

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

(2) The Morgan Stanley Capital International EAFE Index is a recognized international index that includes approximately 1,000 companies representing the stock markets of 18 countries in Europe, Australia, New Zealand and the Far East. The average company has a market capitalization of more than $3 billion. This is a total return index calculated in U.S. dollars, with gross dividends reinvested. It would be difficult to invest directly in the index.

(3) The Fund's portfolio manager candidly discusses a number of individual companies. These opinions are current as of the date of this report but are subject to change. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The schedule of investments lists the Fund's holdings of each company discussed.

(4) The Fund's portfolio manager makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. This report includes "forward looking statements" that reflect management's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this report are forward looking statements. Forward looking statements can generally be identified by the use of forward looking terminology such as "may," "will," "expect," "intend," "estimate," "appreciate," "believe," or "continue," or their negative versions or similar terminology. All investments involve some degree of risk, and there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
At March 31, 2003 (Unaudited)

================================================================================

                                                                                                        VALUE
     SHARES                                          SECURITY                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (90.77%)
                  AUSTRALIA - (1.69%)
        22,500    QBE Insurance Group Ltd. ..................................................  $       114,162
         7,500    Westpac Banking Corp. .....................................................           68,397
                                                                                               ---------------
                                                                                                       182,559
                                                                                               ---------------
                  CHINA - (1.81%)
       170,000    Beijing Capital International Airport Co. Ltd., H Shares ..................           36,618
       170,000    Huaneng Power International, Inc. .........................................          159,114
                                                                                               ---------------
                                                                                                       195,732
                                                                                               ---------------
                  DENMARK - (3.67%)
        23,800    Danske Bank A/S............................................................          396,579
                                                                                               ---------------
                  FINLAND - (1.66%)
        13,000    Nokia Oyj..................................................................          179,417
                                                                                               ---------------
                  FRANCE - (8.30%)
         4,200    Aventis S.A. ..............................................................          184,198
         2,600    L'Oreal SA.................................................................          157,309
         2,900    Publicis Groupe............................................................           49,192
         6,600    Sanofi-Synthelabo SA.......................................................          331,761
         7,700    Societe Television Francaise 1.............................................          175,270
                                                                                               ---------------
                                                                                                       897,730
                                                                                               ---------------
                  GERMANY - (6.96%)
        14,500    Bayerische Motoren Werke AG................................................          402,135
         2,400    SAP AG.....................................................................          181,706
         4,100    Siemens AG, Registered.....................................................          168,951
                                                                                               ---------------
                                                                                                       752,792
                                                                                               ---------------
                  HONG KONG - (6.72%)
        54,000    China Mobile (Hong Kong) Ltd.* ............................................          107,315
        20,000    Hongkong Electric Holdings Ltd. ...........................................           79,749
        45,000    Sun Hung Kai Properties Ltd. ..............................................          215,784
        60,000    Television Broadcasts Ltd. ................................................          184,628
        70,000    Wharf (Holdings) Ltd. .....................................................          139,112
                                                                                               ---------------
                                                                                                       726,588
                                                                                               ---------------
                  IRELAND - (2.47%)
        19,400    Allied Irish Banks PLC.....................................................          266,899
                                                                                               ---------------
                  ITALY - (4.18%)
        19,500    Arnoldo Mondadori Editore SpA .............................................          124,359
        17,200    Mediaset  SpA .............................................................          130,504
        31,500    Saipem SpA ................................................................          197,797
                                                                                               ---------------
                                                                                                       452,660
                                                                                               ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 2003 (Unaudited)
================================================================================

                                                                                                        VALUE
     SHARES                                          SECURITY                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
                  JAPAN - (8.84%)
         5,000    Canon Inc. ................................................................  $       175,312
        13,000    Kao Corp. .................................................................          263,688
         3,000    Sony Corp. ................................................................          106,712
         8,100    Takeda Chemical Industries, Ltd. ..........................................          303,900
         2,700    Tokyo Electron Ltd. .......................................................          106,102
                                                                                               ---------------
                                                                                                       955,714
                                                                                               ---------------
                  MEXICO - (2.11%)
         7,500    America Movil S.A. de C.V., ADR Series L...................................          100,275
        30,000    Grupo Financiero Banorte S.A. de C.V.......................................           69,580
        29,000    Grupo Modelo, S.A. de C.V., Series C.......................................           58,786
                                                                                               ---------------
                                                                                                       228,641
                                                                                               ---------------
                  NETHERLANDS - (5.31%)
        17,000    Koninklijke (Royal) KPN NV*................................................          108,971
         6,600    Royal Dutch Petroleum Co., NY Shares.......................................          268,950
        10,400    STMicroelectronics NV......................................................          196,707
                                                                                               ---------------
                                                                                                       574,628
                                                                                               ---------------
                  RUSSIA - (1.05%)
           780    Yukos, ADR.................................................................          113,880
                                                                                               ---------------
                  SOUTH AFRICA - (1.19%)
        11,700    Sasol......................................................................          128,928
                                                                                               ---------------
                  SOUTH KOREA - (2.06%)
         2,000    Kookmin Bank, ADR..........................................................           46,000
         5,700    Posco, ADR.................................................................          112,290
           570    Samsung Electronics Co., Ltd., 144A GDR (b)................................           64,410
                                                                                               ---------------
                                                                                                       222,700
                                                                                               ---------------
                  SPAIN - (1.96%)
         4,900    Banco Popular Espanol SA...................................................          211,533
                                                                                               ---------------
                  SWITZERLAND - (9.23%)
        10,000    Novartis AG, Registered....................................................          369,768
           900    Swisscom AG, Registered....................................................          276,274
         8,300    UBS AG, Registered*........................................................          352,591
                                                                                               ---------------
                                                                                                       998,633
                                                                                               ---------------
                  UNITED KINGDOM - (21.56%)
        68,000    Compass Group PLC..........................................................          290,228
        32,500    Diageo PLC.................................................................          333,114
        35,000    Exel PLC...................................................................          310,925
        18,700    Reckitt Benckiser PLC......................................................          306,256
        26,000    Reed Elsevier PLC..........................................................          185,599

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS - Continued
At March 31, 2003 (Unaudited)
================================================================================

                                                                                                        VALUE
 SHARES/PRINCIPAL                                    SECURITY                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
                  UNITED KINGDOM - CONTINUED
        11,600    Royal Bank of Scotland Group PLC...........................................  $       261,058
        64,000    Sage Group PLC.............................................................          116,237
        21,400    Smith & Nephew PLC.........................................................          130,795
        45,000    Tesco PLC..................................................................          126,680
       127,000    Vodafone Group PLC.........................................................          226,645
         8,300    WPP Group PLC..............................................................           44,699
                                                                                               ---------------
                                                                                                     2,332,236
                                                                                               ---------------

                        Total Common Stocks - (identified cost $11,786,471)..................        9,817,849
                                                                                               ---------------


SHORT TERM - (8.96%)
$      969,000    Nomura Securities International, Inc. Joint Repurchase Agreement, 1.38%,
                     04/01/03, dated 03/31/03, repurchase value of $969,037
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $988,380)  - (identified cost $969,000)..............          969,000
                                                                                               ---------------



                           Total Investments - (identified cost $12,755,471) -
                               (99.73%) (a)..................................................       10,786,849
                           Other Assets Less Liabilities - (0.27%)...........................           29,007
                                                                                               ---------------
                           Net Assets - (100%)...............................................  $    10,815,856
                                                                                               ===============

* Non income-producing security.

(a) Aggregate cost for Federal Income Tax purposes is $12,682,114. At March 31, 2003, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                         Unrealized appreciation..........................................     $       184,325
                         Unrealized depreciation..........................................          (2,079,590)
                                                                                               ---------------
                         Net unrealized depreciation......................................     $    (1,895,265)
                                                                                               ===============

(b) This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuation. This security amounted to $64,410, or 0.60% of the Fund's net assets, as of March 31, 2003.


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - At March 31, 2003 (Unaudited)
================================================================================


ASSETS:
     Investments in securities, at value (identified cost - $12,755,471) (See accompanying
         Schedule of Investments).........................................................   $     10,786,849
     Cash.................................................................................             24,538
     Receivables:
         Investment securities sold.......................................................            271,307
         Dividends and interest...........................................................             60,703
         Capital stock sold...............................................................              7,229
         From adviser.....................................................................             19,127
     Prepaid expenses.....................................................................             18,150
     Other assets.........................................................................              2,288
                                                                                             ----------------
              Total assets................................................................         11,190,191
                                                                                             ----------------

LIABILITIES:
     Payables:
         Investment securities purchased..................................................             274,725
         Capital stock redeemed...........................................................             64,865
     Accrued expenses.....................................................................             34,745
                                                                                             ----------------
              Total liabilities...........................................................            374,335
                                                                                             ----------------

NET ASSETS ...............................................................................   $     10,815,856
                                                                                             ================


NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $          2,042
     Additional paid-in capital...........................................................         20,686,973
     Undistributed net investment income..................................................              9,959
     Net unrealized depreciation on investments and translation of assets and liabilities
         in foreign currencies............................................................         (1,966,334)
     Accumulated net realized losses from investments and foreign currency transactions...         (7,916,784)
                                                                                             ----------------
              Net assets..................................................................   $     10,815,856
                                                                                             ================

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - Continued
At March 31, 2003 (Unaudited)
================================================================================


     CLASS A SHARES
         Net assets.......................................................................  $9,288,157
         Shares outstanding...............................................................   1,735,745
         Net asset value and redemption price per share...................................     $  5.35
                                                                                               =======
         Maximum offering price per share (100/95.25 of $5.35)*...........................     $  5.62
                                                                                               =======

     CLASS B SHARES
         Net assets.......................................................................  $1,317,497
         Shares outstanding...............................................................     264,676
         Net asset value, offering and redemption price per share.........................     $  4.98
                                                                                               =======

     CLASS C SHARES
         Net assets.......................................................................  $  209,750
         Shares outstanding...............................................................      41,150
         Net asset value, offering and redemption price per share.........................     $  5.10
                                                                                               =======

     CLASS Y SHARES
         Net assets.......................................................................  $      452
         Shares outstanding...............................................................          84
         Net asset value, offering and redemption price per share.........................     $  5.38
                                                                                               =======


* On purchases of $100,000 or more, the offering price is reduced.


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF OPERATIONS - For the six months ended March 31, 2003 (Unaudited)
================================================================================


INVESTMENT INCOME:
     Income:
         Dividends (Net of foreign withholding taxes of $11,235)..........................   $          95,245
         Interest.........................................................................               6,903
                                                                                             -----------------
              Total income................................................................             102,148
                                                                                             -----------------

     Expenses:
         Management fees (Note 3)......................................  $        59,593
         Custodian fees................................................           26,753
         Transfer agent fees
           Class A.....................................................            6,455
           Class B.....................................................            2,107
           Class C.....................................................              312
           Class Y.....................................................                1
         Audit fees....................................................            7,800
         Legal fees....................................................            2,643
         Accounting fees (Note 3)......................................            4,002
         Reports to shareholders.......................................           13,527
         Directors' fees and expenses..................................           14,506
         Registration and filing fees .................................           35,887
         Miscellaneous.................................................            4,112
         Payments under distribution plan (Note 4)
           Class A.....................................................            1,920
           Class B.....................................................            7,246
           Class C.....................................................            1,092
                                                                         ---------------
              Total expenses..............................................................             187,956
         Reimbursement of expenses by adviser (Note 3)....................................             (96,294)
         Expenses paid indirectly (Note 6)................................................                 (32)
                                                                                             -----------------
              Net expenses................................................................              91,630
                                                                                             -----------------
                  Net investment income...................................................              10,518
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
     Net realized loss from:
         Investment transactions..........................................................          (2,287,431)
         Foreign currency transactions....................................................              (7,484)
     Net decrease in unrealized depreciation on investments and
         translation of assets and liabilities in foreign currencies......................           1,131,835
                                                                                             -----------------
              Net realized and unrealized loss on investments and foreign currency........          (1,163,080)
                                                                                             -----------------

                  Net decrease in net assets resulting from operations....................   $      (1,152,562)
                                                                                             =================

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                  SIX
                                                                              MONTHS ENDED           YEAR ENDED
                                                                             MARCH 31, 2003         SEPTEMBER 30,
                                                                               (UNAUDITED)              2002
                                                                               -----------              ----
OPERATIONS:
     Net investment income..........................................          $      10,518         $      8,953
     Net realized loss from investments and foreign currency
          transactions..............................................             (2,294,915)           (2,462,880)
     Net decrease  in unrealized depreciation
              on investments and translation of assets and
              liabilities in foreign currencies.....................              1,131,835             1,215,527
                                                                              -------------         -------------
              Net decrease in net assets resulting from
              operations............................................             (1,152,562)           (1,238,400)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income:
         Class A ...................................................               (102,072)                -
         Class B ...................................................                 -                      -
         Class C ...................................................                 -                      -
         Class Y ...................................................                     (6)                -

CAPITAL SHARE TRANSACTIONS:
     Net increase (decrease) in net assets resulting from
         capital share transactions (Note 5)
         Class A ...................................................               (202,644)             (788,283)
         Class B ...................................................                (69,939)             (326,307)
         Class C ...................................................                 45,268                 3,591
         Class Y ...................................................                    (98)                -
                                                                              -------------         -------------

         Total decrease in net assets...............................             (1,482,053)          (2,349,399)

NET ASSETS:
     Beginning of period............................................             12,297,909            14,647,308
                                                                              -------------         -------------
     End of period (including undistributed net investment
         income of $9,959 and $101,519, respectively)..............           $  10,815,856         $  12,297,909
                                                                              =============         =============


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
At March 31, 2003 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Davis International Series, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company currently offers one fund, Davis International Total Return Fund (the "Fund") whose primary objective is to achieve total return through capital growth or income or both. The Fund invests principally in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Because of the difference in times of closing of markets in which the Fund's securities are traded, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. Short-term obligations are valued at amortized cost, which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

MASTER REPURCHASE AGREEMENTS - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2003 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

       Reported net realized foreign exchange gains or losses arise from sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. As of March 31, 2003, the Fund had approximately $3,242,000 of capital loss carryovers available to offset future capital gains, if any, which expire between 2009 and 2010. Additionally, the Fund had approximately $2,453,000 of post October, 2001 losses available to offset future capital gains, if any, which will expire in 2011.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and the tax deferral of losses on "wash sale" transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2003 (Unaudited)
================================================================================

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) during the six months ended March 31, 2003, were $5,642,017 and $4,902,339, respectively.



NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid monthly to Davis Advisors (the "Adviser"), at the annual rate of 1.00% of the first $250 million of average net assets, 0.90% on the next $250 million of average net assets and 0.80% of average net assets in excess of $500 million. Management fees paid during the six months ended March 31, 2003 approximated 1.00% of average net assets.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended March 31, 2003, amounted to $6,000. State Street Bank & Trust Company ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services paid to the Adviser for the six months ended March 31, 2003, amounted to $1,522. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee amounted to $4,002 for the six months ended March 31, 2003. The Adviser has voluntarily agreed to waive certain expenses incurred in the current fiscal year which amounted to $96,294. This undertaking may be amended or withdrawn at any time. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

       Fiduciary Trust Company International (the "Sub-Adviser") also acts as the Sub-Adviser of the Fund. The Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser 50% of the total annual investment advisory fees paid by the Fund to the Adviser.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the six months ended March 31, 2003, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $1,907 from commissions earned on sales of Class A shares of the Fund, of which $292 was retained by the Underwriter and the remaining $1,615 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2003 (Unaudited)
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

       The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months ended March 31, 2003, was $1,920.

CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the six months ended March 31, 2003, Class B shares of the Fund made distribution plan payments which included distribution fees of $5,471 and service fees of $1,775.

       Commission advances by the Distributor during the six months ended March 31, 2003, on the sale of Class B shares of the Fund amounted to $787, all of which was re-allowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $603,848, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended March 31, 2003, the Distributor received contingent deferred sales charges of $1,820 from redemptions of Class B shares of the Fund.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2003 (Unaudited)
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

       During the six months ended March 31, 2003, Class C shares of the Fund made distribution plan payments which included distribution fees of $819 and service fees of $273. During the six months ended March 31, 2003, the Distributor received $2,488 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK


       At March 31, 2003 the Fund had 500 million shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

CLASS A                                                                               SIX MONTHS ENDED
                                                                                       MARCH 31, 2003
                                                                                         (UNAUDITED)
                                                                                         -----------
                                                                                    SHARES          AMOUNT
                                                                                    ------          ------
Shares subscribed..........................................................         1,945,194  $   11,241,038
Shares issued in reinvestment of distributions.............................            16,289         101,803
                                                                              ---------------  --------------
                                                                                    1,961,483      11,342,841
Shares redeemed............................................................        (1,982,687)    (11,545,485)
                                                                              ---------------  --------------
     Net decrease..........................................................           (21,204) $     (202,644)
                                                                              ===============  ==============

                                                                                          YEAR ENDED
                                                                                     SEPTEMBER 30, 2002
                                                                                     ------------------
                                                                                    SHARES          AMOUNT
                                                                                    ------          ------
Shares subscribed..........................................................         4,431,264  $   30,804,791
Shares redeemed............................................................        (4,497,101)    (31,593,074)
                                                                              ---------------  --------------
     Net decrease..........................................................           (65,837) $     (788,283)
                                                                              ===============  ==============

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2003 (Unaudited)
================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS B                                                                               SIX MONTHS ENDED
                                                                                       MARCH 31, 2003
                                                                                        (UNAUDITED)
                                                                                        -----------
                                                                                    SHARES          AMOUNT
                                                                                    ------          ------
Shares subscribed..........................................................            65,479  $      353,814
Shares redeemed............................................................           (78,589)       (423,753)
                                                                              ---------------  --------------
     Net decrease..........................................................           (13,110) $      (69,939)
                                                                              ===============  ==============

                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2002
                                                                                     ------------------
                                                                                    SHARES          AMOUNT
                                                                                    ------          ------
Shares subscribed..........................................................            71,924  $      484,592
Shares redeemed............................................................          (123,604)       (810,899)
                                                                              ---------------  --------------
     Net decrease..........................................................           (51,680) $     (326,307)
                                                                              ===============  ==============

CLASS C                                                                               SIX MONTHS ENDED
                                                                                       MARCH 31, 2003
                                                                                         (UNAUDITED)
                                                                                         -----------
                                                                                    SHARES          AMOUNT
                                                                                    ------          ------
Shares subscribed..........................................................            51,624  $      291,126
Shares redeemed............................................................           (42,706)       (245,858)
                                                                              ---------------  --------------
     Net increase..........................................................             8,918  $       45,268
                                                                              ===============  ==============

                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2002
                                                                                     ------------------
                                                                                  SHARES            AMOUNT
                                                                                  ------            ------
Shares subscribed..........................................................           133,608  $      903,391
Shares redeemed............................................................          (131,685)       (899,800)
                                                                              ---------------  --------------
     Net increase..........................................................             1,923  $        3,591
                                                                              ===============  ==============

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2003 (Unaudited)
================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS Y                                                                               SIX MONTHS ENDED
                                                                                       MARCH 31, 2003
                                                                                         (UNAUDITED)
                                                                                         -----------
                                                                                    SHARES          AMOUNT
                                                                                    ------          ------
Shares subscribed..........................................................               888  $        5,400
Shares redeemed............................................................              (888)         (5,498)
                                                                              ---------------  --------------
     Net decrease..........................................................            -       $          (98)
                                                                              ===============  ==============

                                                                                         YEAR ENDED
                                                                                    SEPTEMBER 30, 2002
                                                                                    ------------------
                                                                                    SHARES       AMOUNT
                                                                                    ------       ------
Shares subscribed .........................................................            -       $       -
Shares redeemed............................................................            -               -
                                                                              ---------------  ---------
     Net increase..........................................................            -       $       -
                                                                              ===============  =========

NOTE 6 - EXPENSES PAID INDIRECTLY

       Under an agreement with the custodian bank, custody fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $32 during the six months ended March 31, 2003.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS A                                    SIX
                                       MONTHS ENDED
                                         MARCH 31,                      YEAR ENDED SEPTEMBER 30,
                                            2003        -----------------------------------------------------------
                                        (UNAUDITED)       2002         2001         2000         1999         1998
                                        -----------       ----         ----         ----         ----         ----
Net Asset Value, Beginning of Period    $  6.01        $  6.78      $ 11.21      $ 10.69      $  9.26      $ 11.38
                                        -------        -------      -------      -------      -------      -------
Income (Loss) From
   Investment Operations
    Net Investment Income (Loss)....       0.01           0.02         0.04        (0.12)      -              -
    Net Realized and Unrealized
      Gains (Losses)................      (0.61)         (0.79)       (4.28)        0.64         1.43        (2.12)
                                        -------        -------      -------      -------      -------      -------
      Total From Investment
        Operations..................      (0.60)         (0.77)       (4.24)        0.52         1.43        (2.12)
                                        -------        -------      -------      -------      -------      -------

Dividends and Distributions
    Distributions from Net
      Investment Income.............      (0.06)          -            -            -            -            -
    Distributions from Realized
      Gains.........................       -              -           (0.19)        -            -            -
                                        -------        -------      -------      -------      -------      -------

      Total Dividends and
        Distributions...............      (0.06)          -           (0.19)        -            -            -
                                        -------        -------      -------      -------      -------      -------

Net Asset Value, End  of Period.....    $  5.35        $  6.01      $  6.78      $ 11.21      $ 10.69      $  9.26
                                        =======        =======      =======      =======      =======      =======

Total Return(1).....................     (10.13)%       (11.36)%     (38.31)%       4.86%       15.44%      (18.63)%

Ratios/Supplemental Data
    Net Assets, End of Period
      (000 omitted).................     $9,288        $10,566      $12,352      $24,067      $27,202      $26,921
    Ratio of Expenses to Average
      Net Assets....................       1.38%*(2)      1.39%(2)     1.47%(2)     1.47%(2)     1.47%(2)     1.45%(2)
    Ratio of Net Investment Income
      (Loss) to Average Net Assets..       0.33%*         0.21%        0.37%       (0.42)%       0.24%        0.13%
    Portfolio Turnover Rate(3)......         45%            59%         100%         109%         154%          63%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 2003 and the years ended September 30, 2002, 2001, 2000, 1999 and 1998 would have been 3.00%,
     2.61%, 2.45%, 1.83%, 1.95% and 1.86%, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS B                                     SIX
                                       MONTHS ENDED
                                         MARCH 31,                       YEAR ENDED SEPTEMBER 30,
                                            2003       -----------------------------------------------------------
                                        (UNAUDITED)     2002         2001         2000         1999         1998
                                        -----------     ----         ----         ----         ----         ----
Net Asset Value, Beginning of Period      $  5.57      $  6.37      $ 10.66      $ 10.26      $  8.98      $ 11.15
                                          -------      -------      -------      -------      -------      -------
Income (Loss) From
   Investment Operations
    Net Investment Loss.............        (0.02)(5)    (0.06)(5)    (0.07)(5)    (0.24)        -             -
    Net Realized and Unrealized
      Gains (Losses)................        (0.57)       (0.74)       (4.03)        0.64         1.28        (2.17)
                                          -------      -------      -------      -------      -------      -------
      Total From Investment
        Operations..................        (0.59)       (0.80)       (4.10)        0.40         1.28        (2.17)
                                          -------      -------      -------      -------      -------      -------

Dividends and Distributions
    Distributions from Realized
      Gains.........................         -            -           (0.19)        -            -            -
                                          ------       ------       -------      -------      -------      -------
      Total Dividends and
        Distributions...............         -            -           (0.19)        -            -            -
                                          ------       ------       -------      -------      -------      -------
Net Asset Value, End  of Period.....      $  4.98      $  5.57      $  6.37      $ 10.66      $ 10.26      $  8.98
                                          =======      =======      =======      =======      =======      =======

Total Return (1)....................       (10.59)%     (12.56)%     (38.99)%       3.90%       14.25%      (19.46)%

Ratios/Supplemental Data
    Net Assets, End of Period
      (000 omitted).................      $ 1,317      $ 1,547       $2,098       $4,026       $4,636       $5,450
    Ratio of Expenses to Average
      Net Assets....................         2.50%*(2)    2.50%(2)     2.50%(2)     2.50%(2)     2.51%(2,3)   2.60%(2)
    Ratio of Net Investment Loss
      to Average Net Assets.........        (0.79)%*     (0.90)%      (0.66)%      (1.45)%      (0.79)%      (1.02)%
    Portfolio Turnover Rate(4)......          45%           59%         100%         109%         154%          63%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 2003 and the years ended September 30, 2002, 2001, 2000, 1999 and 1998 would have been 4.12%,
     3.72%, 3.48%, 2.86%, 2.98% and 3.01%, respectively.

(3) The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.50% for the year ended September 30, 1999.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(5) Per share calculations were based on average shares outstanding for the period.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS C                                    SIX
                                       MONTHS ENDED
                                         MARCH 31,                            YEAR ENDED SEPTEMBER 30,
                                           2003        -----------------------------------------------------------------
                                        (UNAUDITED)      2002         2001         2000          1999           1998
                                        -----------      ----         ----         ----          ----           ----
Net Asset Value, Beginning of Period      $  5.70      $  6.51      $ 10.97      $ 10.53        $  9.17       $ 11.37
                                          -------      -------      -------      -------        -------       -------
Income (Loss) From
   Investment Operations
    Net Investment Loss.............        (0.02)(5)    (0.07)(5)    (0.06)(5)    (0.20)(5)      -              -
    Net Realized and Unrealized
      Gains (Losses)................        (0.58)       (0.74)       (4.21)        0.64           1.36         (2.20)
                                          -------      -------      -------      -------        -------       -------
      Total From Investment
        Operations..................        (0.60)       (0.81)       (4.27)        0.44           1.36         (2.20)
                                          -------      -------      -------      -------        -------       -------

Dividends and Distributions
    Distributions from Realized
      Gains.........................         -            -           (0.19)        -              -             -
                                          -------      -------      -------      -------        -------       -------
      Total Dividends and
        Distributions...............         -            -           (0.19)        -              -             -
                                          -------      -------      -------      -------        -------       -------

Net Asset Value, End  of Period.....      $  5.10      $  5.70      $  6.51      $ 10.97        $ 10.53       $  9.17
                                          =======      =======      =======      =======        =======       =======

Total Return (1)....................       (10.53)%     (12.44)%     (39.44)%       4.18%         14.83%       (19.35)%

Ratios/Supplemental Data
    Net Assets, End of Period
      (000 omitted).................      $   210      $   184      $   197      $   464        $   302       $   256
    Ratio of Expenses to Average
      Net Assets....................         2.50%*(2)    2.50%(2)     2.50%(2)     2.51%(2)       2.52%(2,3)    2.78%(2,3)
    Ratio of Net Investment Loss
      to Average Net Assets.........        (0.79)%*     (0.90)%      (0.66)%      (1.45)%        (0.80)%       (1.19)%
    Portfolio Turnover Rate(4)......           45%          59%         100%         109%           154%           63%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 2003 and the years ended September 30, 2002, 2001, 2000, 1999 and 1998 would have been 4.12%,
     3.72%, 3.48%, 2.86%, 2.99% and 3.19%, respectively.

(3) The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.50%, 2.51% and 2.77% for the years ended September 30, 2000, 1999 and 1998, respectively.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(5) Per share calculations were based on average shares outstanding for the period.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS Y                                           SIX                                              MAY 5, 2000
                                              MONTHS ENDED                                     (INCEPTION OF CLASS)
                                                MARCH 31,         YEAR ENDED SEPTEMBER 30,           THOUGH
                                                  2003          ----------------------------       SEPTEMBER 30,
                                              (UNAUDITED)          2002             2001              2000
                                              -----------          ----             ----              ----
Net Asset Value, Beginning of Period.....       $  6.10           $  6.88          $ 11.22           $ 10.88
                                                -------           -------          -------           -------
Income (Loss) From
   Investment Operations
    Net Investment Income................          0.06(5)           0.03(5)          0.09(5)           0.02
    Net Realized and Unrealized Gains
      (Losses)...........................         (0.71)            (0.81)           (4.24)             0.32
                                                -------           -------          -------           -------
      Total From Investment Operations...         (0.65)            (0.78)           (4.15)             0.34
                                                -------           -------          -------           -------

Dividends and Distributions
    Distributions from Net Investment
      Income.............................         (0.07)             -                -                 -
    Distributions from Realized Gains....          -                 -               (0.19)             -
                                                -------           -------          -------           -------
      Total Dividends and Distributions..         (0.07)             -               (0.19)             -
                                                -------           -------          -------           -------

Net Asset Value, End  of Period..........       $  5.38           $  6.10          $  6.88           $ 11.22
                                                =======           =======          =======           =======

Total Return (1).........................        (10.80)%          (11.34)%         (37.46)%            3.13%

Ratios/Supplemental Data
    Net Assets, End of Period............       $   452           $   512          $   578           $   931
    Ratio of Expenses to Average Net
      Assets.............................          1.37%*(2)         1.39%(2)         1.39%(2)          1.39%*(2,3)
    Ratio of Net Investment Income
      (Loss) to Average Net Assets.......          0.34%*            0.21%            0.45%            (0.33)%*
    Portfolio Turnover Rate(4)...........            45%               59%             100%              109%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 2003, the years ended September 30, 2002 and 2001 and the period ended September 30, 2000 would have been 2.99%, 2.61%, 2.37% and 1.74%, respectively.

(3) The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.38% for the period ended September 30, 2000.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(5) Per share calculations were based on average shares outstanding for the period.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         HELD BY DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INDEPENDENT DIRECTORS

WESLEY E.          Director         Davis Funds    President of Bass &              12       none stated
BASS, JR.                           director       Associates (financial
(born 8/21/31)                      since 1990     consulting); formerly
                                                   First Deputy City Treasurer,
                                                   City of Chicago; and
                                                   Executive Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and trust).

MARC P. BLUM       Director         Davis Funds    Chief Executive                  12       Director, Mid-Atlantic Realty
(born 9/9/42)                       director       Officer, World Total                      Trust (real estate investment
                                    since 1986     Return Fund, LLLP; Of                     trust), Legg Mason Trust
                                                   Counsel to Gordon,                        (asset management company)
                                                   Feinblatt, Rothman,                       and Rodney Trust Company
                                                   Hoffberger and                            (Delaware); Trustee, College
                                                   Hollander, LLC (law                       of Notre Dame of Maryland,
                                                   firm).                                    McDonogh School and other
                                                                                             public charities, private
                                                                                             foundations and businesses.

JERRY D. GEIST     Director         Davis Funds    Chairman, Santa Fe               12       Director, CH2M-Hill, Inc.
(born 5/23/34)                      director       Center Enterprises                        (engineering); Member,
                                    since 1986     (energy project                           Investment Committee for
                                                   development); Retired                     Microgeneration Technology
                                                   Chairman and                              Fund, UTECH Funds.
                                                   President, Public
                                                   Service Company of New
                                                   Mexico.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                             NUMBER OF
                                    TERM OF                                  PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                 FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING      OVERSEEN BY      OTHER DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
------------------ ---------------- -------------- ------------------------  ---------------- -------------------------------
INDEPENDENT DIRECTORS - CONTINUED

D. JAMES GUZY      Director         Davis Funds    Chairman, PLX                      12      Director, Intel Corp.
(born 3/7/36)                       director       Technology, Inc.                           (semi-conductor
                                    since 1982     (semi-conductor                            manufacturer), Cirrus Logic
                                                   manufacturer).                             Corp. (semi-conductor
                                                                                              manufacturer), Alliance
                                                                                              Technology Fund (a mutual
                                                                                              fund), Micro Component
                                                                                              Technology, Inc.
                                                                                              (micro-circuit handling and
                                                                                              testing equipment
                                                                                              manufacturer), Novellus
                                                                                              Systems, Inc. (semi-conductor
                                                                                              manufacturer) and
                                                                                              LogicVision, Inc.
                                                                                              (semi-conductor software
                                                                                              company).

G. BERNARD         Director         Davis Funds    Managing General                   12      none stated
HAMILTON                            director       Partner, Avanti
(born 3/18/37)                      since 1978     Partners, L.P.
                                                   (investment
                                                   partnership).

ROBERT P.          Director         Davis Funds    Chairman, Northroad                12      none stated
MORGENTHAU                          director       Capital Management (an
(born 3/22/57)                      since 2002     investment management
                                                   firm) since June 2002;
                                                   President of Asset
                                                   Management Group of Bank
                                                   of America (an investment
                                                   management firm) from 2001
                                                   until 2002; prior to that
                                                   a managing director and
                                                   global head of marketing
                                                   and distribution for
                                                   Lazard Asset Management
                                                   (an investment management
                                                   firm) for ten years.

THEODORE B.        Director         Davis          Chairman of John                   12      Mayor of the Incorporated
SMITH, JR.                          International  Hassall, Inc.                              Village of Mill Neck.
(born 12/23/32)                     Series, Inc.   (fastener
                                    director       manufacturing);
                                    since 1994;    Chairman of Cantrock
                                    Davis Funds    Realty.
                                    director
                                    since 2001

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         HELD BY DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INDEPENDENT DIRECTORS - CONTINUED

CHRISTIAN R.       Director         Davis Funds    General Partner of                12      none stated
SONNE                               director       Tuxedo Park Associates
(born 5/6/36)                       since 1990     (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until
                                                   1990; formerly Vice
                                                   President of Goldman
                                                   Sachs & Co.
                                                   (investment banking).

MARSHA WILLIAMS    Director         Davis Funds    Executive Vice                    16      Director of the Selected
(born 3/28/51)                      director       President and Chief                       Funds (consisting of four
                                    since 1999     Financial Officer of                      portfolios) since 1996;
                                                   Equity Office                             Director, Modine
                                                   Properties Trust (a                       Manufacturing, Inc. (heat
                                                   real estate investment                    transfer technology);
                                                   trust); Former Chief                      Director, Chicago Bridge &
                                                   Administrative Officer                    Iron Company, N.V.
                                                   of Crate & Barrel                         (industrial construction and
                                                   (home furnishings                         engineering).
                                                   retailer); former Vice
                                                   President and
                                                   Treasurer, Amoco
                                                   Corporation (oil & gas
                                                   company).

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                             NUMBER OF
                                    TERM OF                                  PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                 FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING      OVERSEEN BY      OTHER DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
------------------ ---------------- -------------- ------------------------  ---------------- -------------------------------
INSIDE DIRECTORS*

ANDREW A. DAVIS    Director         Davis Funds    President or Vice                  16      Director of the Selected
(born 6/25/63)                      director       President of each                          Funds (consisting of four
                                    since 1997     Davis Fund and                             portfolios) since 1998.
                                                   Selected Fund;
                                                   President, Davis
                                                   Selected Advisers,
                                                   L.P., and also serves
                                                   as an executive
                                                   officer in certain
                                                   companies affiliated
                                                   with the Adviser.

CHRISTOPHER C.     Director/        Davis Funds    Chief Executive                    16      Director of the Selected
DAVIS              Chairman         director       Officer, President or                      Funds (consisting of four
(born 7/13/65)                      since 1997     Vice President of each                     portfolios) since 1998.
                                                   Davis Fund and Selected
                                                   Fund; Chairman and Chief
                                                   Executive Officer, Davis
                                                   Selected Advisers, L.P.,
                                                   and also serves as an
                                                   executive officer in
                                                   certain companies
                                                   affiliated with the
                                                   Adviser, including sole
                                                   member of the Adviser's
                                                   general partner, Davis
                                                   Investments, LLC;
                                                   Employee of Shelby Cullom
                                                   Davis & Co. (registered
                                                   broker/dealer).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

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

                 (This page has been left blank intentionally.)

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Tucson, Arizona 85706
================================================================================


      DIRECTORS                         OFFICERS
      Wesley E. Bass, Jr.               Christopher C. Davis
      Marc P. Blum                          President & Chairman
      Andrew  A. Davis                  Andrew A. Davis
      Christopher C. Davis                  Vice President
      Jerry D. Geist                    Kenneth C. Eich
      D. James Guzy                         Executive Vice President &
      G. Bernard Hamilton                   Principal Executive Officer
      Robert P. Morganthau              Sharra L. Reed
      Theodore B. Smith, Jr.                Vice President, Treasurer
      Christian R. Sonne                    & Principal Accounting Officer
      Marsha Williams                   Thomas D. Tays
                                            Vice President & Secretary


INVESTMENT ADVISER
Davis Selected Advisers, L.P. (doing business as "Davis Advisors") 2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2700
Denver, Colorado 80202

================================================================================

FOR MORE INFORMATION ABOUT DAVIS INTERNATIONAL SERIES, INC., DAVIS INTERNATIONAL TOTAL RETURN FUND, INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.

================================================================================

                                                Davis Advisors
                                                2949 East Elvira Road
                                                Suite 101
                                                Tucson, AZ 85706
                                                1-800-279-0279
                                                www.davisfunds.com










DAVIS FUNDS
OVER 30 YEARS OF RELIABLE INVESTING(R)